UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
February 9, 2022
Date of Report (date of earliest event reported)
Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 N. First Street San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)
(650) 564-7820
Registrant's telephone number, including area code
Stable Road Acquisition Corp.

1345 Abbot Kinney Blvd. Venice, California
2020	90291
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Capital Market LLC
Warrants	MNTSW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 9, 2022, Momentus Inc. (the “Company”) entered into an agreement with the Company’s former President, Fred Kennedy, Ph.D. (the “Separation Agreement”), who as previously reported by the Company resigned effective January 21, 2022. The Separation Agreement provides Dr. Kennedy the opportunity to revoke the Separation Agreement within eight calendar days, in which case the Separation Agreement will not be effective and no amounts will be paid.
If Dr. Kennedy does not revoke the Separation Agreement within eight calendar days, he will be entitled to a cash payment in the amount of $250,000 on February 16, 2022, and a second cash payment in the amount of $100,000 payable no later than April 1, 2022. The treatment of Dr. Kennedy’s outstanding equity awards will be determined in accordance with the terms of the Company’s 2021 Equity Incentive Plan and the applicable award agreements.
In exchange for the consideration provided in the Separation Agreement, Dr. Kennedy agreed to a customary release of claims against the Company and related entities. The Separation Agreement also includes customary covenants regarding confidentiality, intellectual property, indemnification and non-disparagement.
The foregoing description of the Separation Agreement does not purport to be a complete statement of the parties’ rights and obligations under such document and is qualified in its entirety by reference to the full text of such document, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Letter Agreement between the Company and Fred Kennedy.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/Jikun Kim
		Name:	Jikun Kim
Dated:	February 14, 2022	Title:	Chief Financial Officer